Exhibit 32

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004           By: /s/ Michael S. Dunlap
                                    --------------------------------------------
                                Name:  Michael S. Dunlap
                                Title: Chairman and Co-Chief Executive Officer

                                By: /s/ Stephen F. Butterfield
                                    --------------------------------------------
                                Name:  Stephen F. Butterfield
                                Title: Vice-Chairman and Co-Chief Executive
                                       Officer

                                By: /s/ Terry J. Heimes
                                    --------------------------------------------
                                Name:  Terry J. Hermes
                                Title: Chief Financial Officer